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Exhibit 10.26

AMENDMENT NO. 2

        AMENDMENT NO. 2 ("Amendment No. 2"), dated as of February 22, 1999, to that certain Credit Agreement, dated as of January 8, 1998 (as amended, supplemented or otherwise modified to date, the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement), by and among OUTSOURCING SERVICES GROUP, INC., a Delaware corporation, as a guarantor, its wholly-owned Subsidiaries AEROSOL SERVICES COMPANY, INC., a California corporation, and PIEDMONT LABORATORIES,  INC., a Georgia corporation, as the initial Borrowers and, following consummation of the Kolmar Acquisition, KOLMAR LABORATORIES, INC., a Delaware corporation ("Kolmar"), as an additional Borrower, each financial institution from time to time party to the Credit Agreement (each a "Lender" and, collectively, "Lenders"), BT COMMERCIAL CORPORATION, a Delaware corporation, as agent for Lenders and the Issuing Bank (as defined in the Credit Agreement) (in such capacity, "Agent"), and HELLER FINANCIAL, INC., acting as co-agent (in such capacity, "Co-Agent").

RECITALS

        WHEREAS, the Borrowers have requested that the Lenders agree to certain amendments to the financial covenants contained in the Credit Agreement and Lenders are willing to amend the Credit Agreement on the terms and conditions set forth herein;

        NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon execution and delivery hereof by Borrowers and the Majority Lenders, the parties hereto hereby agree as follows:

AGREEMENT

SECTION 1. AMENDMENT

        1.1. Section 1.1 of the Credit Agreement is amended by adding the following as clause (vi) in the definition of "EBITDA":

        "and (vi) plus, for purposes of calculating compliance with the Minimum EBITDA covenant contained in Section 8.1, the Fixed Charge Coverage covenant contained in Section 8.2 and the Funded Debt Coverage covenant contained in Section 8.3 only, during any four quarter period, up to $400,000 of expenses incurred and paid during such period in connection with any proposed Acquisition (excluding those expenses which have been capitalized)."

        1.1. Section 8.1 of the Credit Agreement is amended by replacing the quarterly tests for each quarter in 1999 with the following:

March 31, 1999	20,000
June 30, 1999	20,000
September 30, 1999	20,200
December 31, 1999	20,900

        1.2. Section 8.3 of the Credit Agreement is amended by replacing the quarterly tests for each quarter in 1999 with the following:

March 31, 1999	5.50:1.00
June 30, 1999	5.30:1.00
September 30, 1999	5.10:1.00
December 31, 1999	4.90:1.00

SECTION 2. CONDITIONS TO EFFECTIVENESS

        This Amendment No. 2 shall be effective upon the execution and delivery to Agent of the following (the date of satisfaction of such conditions being the "Amendment Effective Date"):

        2.1.  a counterpart hereof by Borrowers and the Majority Lenders; provided, however, that any Borrower and/or any Lender may deliver its counterpart signature page hereto by telecopy to Agent or Agent's counsel, which delivery shall be binding on such Borrower and such Lender; and provided further that any such Borrower and Lender shall promptly provide Agent or Agent's counsel with [six] originally executed signature pages hereto;

        2.2.  a counterpart of the Consent of Guarantors and Grantors in the form attached hereto as Exhibit A (the "Consent") by each Guarantor and Credit Party party to a Security Agreement; provided, however, that any such Guarantor and/or Credit Party may deliver its counterpart of the Consent by telecopy to Agent or Agent's counsel, which delivery shall be binding on such Guarantor and Credit Party; and provided further that any such Guarantor and Credit Party shall promptly provide Agent or Agent's counsel with [six] originally executed counterparts of the Consent; and

          2.2.1.a certificate of the Secretary of each Borrower, each Guarantor and each Credit Party party to a Security Agreement certifying (i) that there exists no Default or Event of Default, after giving effect to this Amendment No. 2 and that the execution, delivery and performance of this Amendment No. 2 will not cause a Default or Event of Default, and (ii) as to the incumbency of the officer executing this Amendment No. 2 and the Consent and the resolutions of its Board of Directors approving this Amendment No. 2 and the Consent.

SECTION 3. MISCELLANEOUS PROVISIONS

        3.1.    Effect on and Ratification of the Credit Agreement.

        Except as specifically modified hereby, the Credit Agreement remains in full force and effect and is hereby ratified and confirmed.

        3.2.    Fees and Expenses.

        Borrowers acknowledge that all costs, fees and expenses incurred by Agent and its counsel with respect to this Amendment No. 2 shall be for the account of Borrowers.

        3.3.    Headings.

        Section headings in this Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purpose or be given any substantive effect.

        3.4.    Counterparts.

        This Amendment No. 2 may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

        3.5.    Applicable Law.

        THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT NO. 2 AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT NO. 2, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND DECISIONS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed on behalf of each of the undersigned as of the date first written above.

AEROSOL SERVICES COMPANY, INC., as Borrower
By:	/s/ JOSEPH SORTAIS Name: Joseph Sortais Title: Chief Financial Officer
PIEDMONT LABORATORIES, INC., as Borrower
By:	/s/ JOSEPH SORTAIS Name: Joseph Sortais Title: Chief Financial Officer
KOLMAR LABORATORIES, INC., as Borrower
By:	/s/ JOSEPH SORTAIS Name: Joseph Sortais Title: Chief Financial Officer
BT COMMERCIAL CORPORATION, as Agent and as a Lender
By:	Name: Title:
HELLER FINANCIAL, INC., as Co-Agent and as a Lender
By:	Name: Title:
NATIONAL BANK OF CANADA, as a Lender
By:	Name: Title:
By:	Name: Title:

SUMITOMO BANK OF CALIFORNIA, as a Lender
By:	Name: Title:
FLEET CAPITAL CORPORATION, as a Lender
By:	Name: Title:

EXHIBIT A

CONSENT OF GUARANTORS AND GRANTORS

        This undersigned as "Guarantors" under their respective Guarantees and "Grantors" under their respective Security Agreements hereby acknowledge the foregoing Amendment No. 2, confirm their respective Guarantees and Security Agreements and agree that their respective obligations under such Guarantees and Security Agreements are not impaired or adversely affected by such Amendment No. 2 and that such Guarantees and Security Agreements remain in full force and effect.

OUTSOURCING SERVICES GROUP, INC.
By:	Name: Title:
AEROSOL SERVICES COMPANY, INC.
By:	Name: Title:
PIEDMONT LABORATORIES, INC.
By:	Name: Title:
KOLMAR LABORATORIES, INC.
By:	Name: Title:

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  Exhibit 10.26
AMENDMENT NO. 2
  EXHIBIT A
CONSENT OF GUARANTORS AND GRANTORS